                                                                     EXHIBIT 4.5

This security (or its predecessor) has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, may not be offered, sold, pledged or otherwise transferred, except as set forth in the next sentence hereof. By its acquisition hereof or of a beneficial interest herein, the holder: (1) represents that it is a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act) (a "QIB"), (2) agrees that it will not resell or otherwise transfer this security except (a) to the Company or any of its subsidiaries, (b) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A, (c) in an offshore transaction meeting the requirements of Rule 904 of the Securities Act, (d) in a transaction meeting the requirements of Rule 144 under the Securities Act, (e) in accordance with another exemption from the registration requirements of the Securities Act (and based upon opinion of counsel acceptable to the Company) or
(f) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (3) agrees that it will deliver to each person to whom this security or an interest herein is transferred a notice substantially to the effect of this legend.

Unless this certificate is presented by an authorized representative of The Depositary Trust Company, a New York corporation ("DTC"), to the agent authorized by the issuer for the registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

Number                                                         DEPOSITARY SHARES
                                                              (each representing
                                                             1/20th of one share
                                      7% Cumulative Convertible Preferred Stock)

                    DEPOSITARY RECEIPT FOR DEPOSITARY SHARES
           REPRESENTING 7% CUMULATIVE CONVERTIBLE PREFERRED STOCK OF

                 OMNIPOINT CORPORATION             68212D 30 0

       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                            SEE REVERSE FOR CERTAIN
                          DEFINITIONS AND INFORMATION

                      Marine Midland Bank, as Depositary
             (the "Depositary"), hereby certifies that Cede & Co.



is the registered owner of                                    DEPOSITARY SHARES,

("Depositary Shares"), each Depositary Share representing one twentieth of one share of 7% Cumulative Convertible Preferred Stock, par value $0.01, of Omnipoint Corporation, a Delaware corporation (the "Corporation"), on deposit with the Depositary, subject to the terms and entitled to the benefits of the Deposit Agreement dated as of May 6, 1998 (the "Deposit Agreement"), between the Corporation and the Depositary. By accepting this Depositary Receipt the holder hereof becomes a party to and agrees to be bound by all the terms and conditions of the Deposit Agreement. This Depositary Receipt shall not be valid or obligatory for any purpose or entitled to any benefits under the Deposit Agreement unless it shall have been executed by the Depositary by the manual signature of a duly authorized officer or, if executed in facsimile by the Depositary, countersigned by a

Registrar in respect of the Depositary Receipts by the manual signature of a duly authorized officer thereof.

All Depositary Shares evidenced by this Depositary Receipt and all increases and decreases of the number of Depositary Shares and the respective dates thereof shall be endorsed by the holder or any appointed custodian hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof.

Dated: May 6, 1998


   Marine Midland Bank
   Depositary
   By

              THE ADDRESS OF THE PRINCIPAL CORPORATE TRUST OFFICE
                OF THE DEPOSITARY IS 140 BROADWAY, 12TH FLOOR,
                            NEW YORK, NEW YORK 10005

                             OMNIPOINT CORPORATION

      OMNIPOINT CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH RECEIPTHOLDER WHO SO REQUESTS A COPY OF THE DEPOSIT AGREEMENT AND A STATEMENT OR SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND OF THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE DEPOSITARY NAMED AND AT THE ADDRESS SET FORTH ON THE FACE OF THIS RECEIPT.

                  ____________________________________________

          The following abbreviations when used in the instruc tions on the face of this receipt shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenant in common       UNIF GIFT MIN ACT -______Custodian ________
                                                       (Cust)          (Minor)
TEN ENT - as tenants by the entireties      Under Uniform Gifts to Minors Act

JT TEN - as joint tenants with right of
         survivorship and not as        _____________________________
         tenants in common                         (State)


      Additional abbreviations may also be used though not in the above list.

      For value received,                  hereby sell(s), assign(s) and
      transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


--------------------------------------------------------------------------------

     Depositary Shares represented by the within Receipt, and do hereby irrevocably constitute and appoint ____________________________ Attorney to transfer the said Depositary Shares on the books of the within named Depositary with full power of substitution in the premises.

Dated:_________________

--------------------------------------------------------------------------------
NOTICE: The signature to the assignment must correspond with the name as written upon the face of this Receipt in every particular, without alteration or enlargement or any change whatever.

                              NOTICE OF CONVERSION

The undersigned holder of this Receipt hereby irrevocably exercises the option to convert _____ shares of 7% Cumulative Convertible Preferred Stock represented by this Receipt into shares of Common Stock (and any other applicable securities or property) of the Company. In accordance with the terms of and conditions of the 7% Cumulative Convertible Preferred Stock and further as provided in the Deposit Agreement, and directs that the shares of

Common Stock deliverable upon such conversion be registered in the name of and delivered, together with a check in payment for any fractional share and any other property deliverable upon such conversion, to the undersigned unless a different name has been indicated below. If securities are to be registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. If the number of shares of 7% Cumulative Convertible Preferred Stock indicated above is less than the number of shares of 7% Cumulative Convertible Preferred Stock on deposit in respect of this Receipt the undersigned directs that the Depositary issue to the undersigned, unless a different name is indicated below, a new Receipt evidencing the 7% Cumulative Convertible Preferred Stock for the balance of the shares of 7% Cumulative Convertible Preferred Stock not to be converted.


Dated:___________________

                                     Signature:_________________________________
                                     NOTE: The above signature should correspond exactly with the name on the face of this Receipt or with the name of the assignee appearing in the assignment form


             (Please print name and address of registered holder)


Name:___________________________________________________________________________

Address:________________________________________________________________________
         (Please indicate other delivery instructions, if applicable)

Name:___________________________________________________________________________

Address:________________________________________________________________________

            SCHEDULE OF EXCHANGES/CONVERSIONS OF DEPOSITARY SHARES

     The following exchanges or conversions of a part of this Depositary Receipt have been made:



                         Number of Depositary         Number of
                        Shares Exchanged for 7%       Depositary            Number of             Signature of
       Date of         Cumulative Convertible     Shares Converted to       Depositary             Authorized
 Exchange/Conversion       Preferred Stock          Common Stock        Shares Remaining     Signatory of Custodian
---------------------  ------------------------  ---------------------  ------------------  ------------------------
---------------------  ------------------------  ---------------------  ------------------  ------------------------
---------------------  ------------------------  ---------------------  ------------------  ------------------------
---------------------  ------------------------  ---------------------  ------------------  ------------------------
---------------------  ------------------------  ---------------------  ------------------  ------------------------
---------------------  ------------------------  ---------------------  ------------------  ------------------------